EXHIBIT 10.01
CAMPBELL FUND TRUST
SUBSCRIPTION AGREEMENT
_______________

INSTRUCTIONS

The Trust and the trading advisor have attempted to minimize the paperwork normally associated with subscribers participating in private placements. All information that subscribers must provide is included in the Subscription Agreement Signature Pages (a form of which is included as Appendix C to this Memorandum), which must be returned to your financial advisor for processing. Your financial advisor and the branch office manager must countersign your signature pages before submission to the trading advisor.

Prospective Investors:

1.     Carefully read the entire Subscription Agreement and complete only the Subscription Agreement Signature Pages.

2.
If there are joint purchasers and they are not either husband and wife or close relatives who have the same principal residence, each joint purchaser must complete the Subscription Agreement Signature Pages. In any event, all joint purchasers must execute the appropriate sections of the Subscription Agreement Signature Pages.

3.
Send the entire fully completed and executed original Subscription Agreement Signature Pages and payment to your Financial Advisor’s office address. Your Financial Advisor will countersign your Subscription Agreement Signature Pages and forward the completed materials to the trading advisor.

4.
If requested by the trading advisor, each prospective investor that is an entity must also provide evidence that the constitutional documents of the prospective investor permit it to make investments in securities such as the Units, and that all appropriate actions have been taken by the intended subscriber to authorize the investment.

Financial Advisors:

1.	Subscription Agreement Signature Pages, payment and any other required documents should be sent by the Financial Advisor:

a)	to the administration or fund administration office of the selling firm, or
b)	to the custodial firm if one is required, or
c)	to Campbell Fund Trust, c/o Campbell & Company, Inc., 2850 Quarry Lake Drive, Baltimore, Maryland 21209, Attn: Fund Administration.

 Subscriptions close on the last business day of each month and must be received by the trading advisor AT LEAST FIVE BUSINESS DAYS prior to the last business day of the month. However, the selling firm’s Fund Administration Department may have an earlier cut-off for subscriptions.

If payment is being made by wire transfer or ACH Transaction, please see Appendix E for instructions. Payments made by check must be received AT LEAST FIVE BUSINESS DAYS prior to the last business day of the month, and personal checks must be received AT LEAST SEVEN BUSINESS DAYS prior to the last business day of the month.

If Financial Advisors have specific questions concerning the subscription process, please call your Fund Administration Department or the trading advisor’s Fund Administration Department at 800-698-7235.

The trading advisor does not disclose non-public personal information about investors or former investors to third parties other than as described in the Confidential Private Offering Memorandum, dated November 27, 2010, as amended or supplemented from time to time (the “Memorandum”). Internal policies are in place to protect confidentiality, while allowing investor needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access investor information.

Please print or type your answer to each question. Insert “Not Applicable” or “NA” if a question does not apply to you. Attach separate sheets if the space given for any answer is insufficient.

Every Unitholder who has previously subscribed for Units in the Trust and who wishes to make an additional subscription for Units must submit a dated and executed “Additional Units Subscription Agreement,” a form of which is attached hereto as Appendix D.

If the prospective investor is not a qualified investor or if the prospective investor does not wish to subscribe for Units, return all of the enclosed documents to the trading advisor. The enclosed documents may not be reproduced, duplicated or delivered to any other person.

Capitalized terms used herein without definition are as used or defined in the Memorandum and the Amended and Restated Declaration of Trust and Trust Agreement (the “Trust Agreement”), which are incorporated herein by reference.

CAMPBELL FUND TRUST
SUBSCRIPTION AGREEMENT
_______________

By executing the Subscription Agreement for the Campbell Fund Trust (the “Trust”), the subscriber* makes and affirms all of the representations, warranties, agreements, acknowledgements, and undertakings set forth herein. If and when accepted by the managing operator, the Subscription Agreement shall constitute a binding subscription for Units in the Trust. Each part of the Subscription Agreement must be completed by the subscriber and by execution thereof subscriber acknowledges that the managing operator, the Trust, and any participating broker-dealers are relying upon the accuracy and completeness hereof in complying with their respective obligations under applicable securities laws.

An investment in the Trust is suitable only for sophisticated investors who have the financial resources and the willingness to accept the risks inherent in an investment in the Trust. The risks associated with an investment in the Trust are described in the Memorandum. By signing the Subscription Agreement Signature Pages (the “Signature Pages”) (a form of which is included at Appendix C to this Memorandum), the subscriber hereby certifies to having received and carefully read the Memorandum prior to deciding whether to invest in the Trust.

Because the trading advisor will rely on your answers in order to comply with federal and state laws, subscribers must answer each question on the Signature Pages unless directed to proceed to a later section. Incomplete Signature Pages will be returned and may cause delays in the investment. Subscribers can be held liable for any misstatement or omission in their Signature Pages.

By executing the Subscription Agreement , the subscriber represents that:  (a) if an individual, the subscriber is at least 21 years old and legally competent to enter into this Subscription Agreement; (b) if an entity, (i) the subscriber has been duly formed, and is validly existing and is in good standing under the laws of the jurisdiction of its formation with full power and authority to enter into this Subscription Agreement, (ii) based upon a review of the subscriber’s constitutional documents and/or based on consultation with counsel or advisors, the subscriber is authorized to invest in the Trust; and (iii) the Signatory has been authorized by the subscriber to execute and deliver these Signature Pages on behalf of the subscriber; (c) the subscriber has received and read the Memorandum; (d) the Signature Pages have been duly and validly authorized, executed, and delivered by the subscriber; and (e) the Signature Pages, together with the Subscription Agreement, constitute the valid, enforceable agreement of the subscriber.

_________________________

* In connection with this Subscription Agreement, the term subscriber shall also include subscriptions from related investors such as the spouse, children, step-children, siblings, parents or other immediate relatives of a current Unitholder living in the same household, as well as any related investing entity, such as a trust, 401K account, foundation or other entity, provided that the current Unitholder is the primary “decision maker” on behalf of these related investors and further provided that the Unitholder exercises investment control over such subscriptions.

THE OFFERING OF THESE UNITS OF BENEFICIAL INTEREST (“UNITS”) IN CAMPBELL FUND TRUST, A DELAWARE BUSINESS TRUST, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“THE ACT”) OR CERTAIN STATE SECURITIES LAWS AND CANNOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THAT ACT AND SUCH LAWS, OR UNLESS AN EXEMPTION IS AVAILABLE. THE UNITS ARE NOT TRANSFERABLE, ASSIGNABLE OR CAPABLE OF BEING DISPOSED OF IN ANY OTHER WAY EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THE TRUST CERTIFICATE AND TRUST AGREEMENT, AND UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE OFFERING IS DIRECTED TO THOSE INVESTORS CAPABLE OF EVALUATING THE RISKS AND MERITS OF THE PROPOSED TRUST PROGRAM (OR WHO HAVE BEEN ADVISED ACCORDINGLY BY AN INDEPENDENT PURCHASER REPRESENTATIVE) AND CAN BEAR THE ECONOMIC RISK OF THE PROPOSED INVESTMENT. NO ONE SHOULD INVEST IN THE UNITS WHO IS NOT PREPARED TO LOSE ALL OR A SUBSTANTIAL PORTION OF THE INVESTMENT.

1.      REPRESENTATIONS AND WARRANTIES

  As an inducement to the Trust to accept this Subscription Agreement, by executing this Subscription Agreement the subscriber hereby represents and warrants to the trading advisor:

(A)	The subscriber:

(1)
understands that the Units have not been registered under the 1933 Act or any similar state law and cannot be transferred or assigned without the consent of the Trust and compliance with federal and state securities laws. The subscriber will not transfer its Units unless: (a) such Units are registered under the 1933 Act and applicable state securities laws or the transfer is exempt therefrom; and (b) the Trust consents to such transfer. The subscriber understands that the Trust has no intention and no obligation to so register the Units and the Trust has no obligation to consent to any transfer or assignment thereof;

(2)	acknowledges and agrees that, except with the consent of the Trust, the subscriber will not enter into any swap or other derivative transaction with respect or reference to the Units;

(3)	will not assign, transfer or otherwise dispose of, by gift or otherwise, any of its Units except on the books of the Trust and with the prior written consent of the Trust; and

(B)
Prior to the date of this Subscription Agreement, the subscriber has received and read a copy of the Memorandum outlining, among other things, the organization and investment objectives and policies of, and the risks, conflicts of interest, and expenses of an investment in the Trust. The subscriber acknowledges that in making a decision to subscribe for Units, the subscriber has relied solely upon the Memorandum, the Trust Agreement, the most recent annual report and accounts of the Trust (if any) and (where applicable) the most recent unaudited monthly report, and independent investigations made by the subscriber. The subscriber understands the investment objectives and policies of, and the investment strategies which may be pursued by, the Trust. The subscriber’s investment in the Trust is consistent with the investment purposes and objectives, and cash flow requirements of the subscriber and will not adversely affect the subscriber’s overall need for diversification and liquidity.

(C)
The subscriber and/or its duly appointed representative(s) has had the opportunity to ask questions of, and receive answers concerning the terms and conditions of the offering, and to obtain information necessary to verify the accuracy of the information provided. The subscriber has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representation or information set forth in the Memorandum.

(D)
The subscriber has carefully reviewed and understands the various risks of an investment in the Trust, including those summarized under “The Risks You Face” and described in greater detail elsewhere in the Memorandum; the subscriber understands that an investment in the Trust is speculative and the subscriber can afford to bear the risks of an investment in the Trust, including the risk of losing the subscriber’s entire investment.

(E)	The subscriber understands that the Trust and the trading advisor are subject to conflicts of interest, including those summarized under “Conflicts of Interest” in the Memorandum.

(F)
The subscriber has not reproduced, duplicated or delivered the Memorandum or this Subscription Agreement to any other person, except to the subscriber’s professional advisors or as instructed by the trading advisor.

(G)
The subscriber acknowledges that the trading advisor will receive substantial remuneration from the Trust, including a Management Fee and Performance Fee. The subscriber understands the method of the trading advisor’s compensation described in the Memorandum and its risks, including that: (i) the Performance Fee may create an incentive for the trading advisor to cause the Trust to make investments that are riskier or more speculative than would be the case in the absence of the Performance Fee; and (ii) the trading advisor may receive increased allocations since the Performance Fee will be calculated on a basis which includes realized and unrealized appreciation.

(H)	The subscriber agrees and is aware that:

(1)	no government agency has passed upon the Units or made any findings or determination as to the fairness of this investment;

(2)	there are substantial risks of loss of investment incidental to the purchase of the Units, including those summarized in the Memorandum; and

(3)
the representations, warranties, agreements, undertakings, and acknowledgements made by the subscriber in this Subscription Agreement will be relied upon by the trading advisor, the Trust, and the selling agents in determining the subscriber’s suitability as a purchaser of the Units and the Trust’s compliance with federal and other applicable securities laws. The subscriber affirms that all such information is accurate and complete and may be relied upon (i) in determining whether the subscriber is qualified to participate in this offering, (ii) for purposes of determining the availability of an exemption from registration for the offer and sale of the Units, (iii) as a defense in any action relating to the Trust or the whether the subscriber is qualified to participate in this offering, (iv) that such representations, warranties, agreements, undertakings and acknowledgements by the subscriber shall survive the acceptance of the subscriber as a Unitholder in the Trust.

(I)
The subscriber is purchasing the Units for investment, for subscriber’s own account, for no other person, and not with a view to distribution thereof. The subscriber understands the effect of the limitations on disposition of the Units, including the subscriber’s agreement herein that the Units will not be resold without registration under the 1933 Act or an exemption therefrom. The subscriber consents to implementation of such restrictions on transfer. The Trust will not, and is not obligated to, register the Units on the subscriber’s behalf.

(J)
The subscriber has such knowledge and experience in financial and business matters that the subscriber is capable of evaluating the merits and risks of an investment in the Trust and is able to bear such risks, and has obtained, in the subscriber’s judgment, sufficient information from the Trust or its authorized representatives to evaluate the merits and risks of such investment. The subscriber has evaluated the risks of investing in the Trust and has determined that the Trust is a suitable investment for the subscriber.

(K)	The subscriber can afford a complete loss of its investment in the Trust and can afford to hold the Units for an indefinite period of time.

(L)	The subscriber is acquiring the Units subscribed for herein for investment purposes only and not with a view to distribution or resale of such Units.

(M)	The subscriber has consulted with its own advisors and is fully informed as to the legal and tax requirements regarding a purchase of the Units.

(N)	The subscriber, if a natural person, is at least 21 years of age and is legally competent to execute and deliver this Subscription Agreement.

(O)
The subscriber represents and warrants that the execution, delivery, and performance by the subscriber of this Subscription Agreement are within the powers of the subscriber, have been duly authorized, and will not constitute or result in a breach or default under or conflict with any order, ruling, or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the subscriber is a party or by which the subscriber is bound, and, if the subscriber is not an individual, will not violate any provisions of the incorporation papers, by-laws, indenture of trust, or partnership agreement, as may be applicable, of the subscriber. The signature on this Subscription Agreement is genuine, and the signatory, if the subscriber is an individual, has legal competence and capacity to execute the same, or, if the subscriber is not an individual, the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid, and binding obligation of the subscriber, enforceable in accordance with its terms.

(P)
The subscriber either is not required to be registered with the Commodity Futures Trading Commission (“CFTC”) or to be a member of the National Futures Association (“NFA”), or if required to be so registered is duly registered with the CFTC and is a member in good standing of the NFA.

(Q)
The subscriber agrees that the tables in the Memorandum (see “Past Performance of the Campbell Trust”) reflecting past performance of the Trust should be read only in connection with the notes to such tables, and should not be interpreted to mean that the Trust will have similar results or will realize any profits whatsoever. Past performance is not necessarily indicative of future results.

(R)	The subscriber understands that:

(1)
in order to comply with regulations aimed at the prevention of money laundering, the trading advisor will require verification of identity from all investors or transferees of the Units to the extent required under applicable anti-money laundering laws and regulations;

(2)
the trading advisor reserves the right to request such information as is necessary to verify the subscriber’s identity. The trading advisor also reserves the right to request such identification evidence in respect of a transferee of Units; and

(3)
in the event of delay or failure by the subscriber or transferee to produce any information required for verification purposes, the trading advisor may refuse to accept the subscription or (as the case may be) to register the relevant transfer and (in the case of a subscription for Units) any funds received will be returned without interest to the account from which the monies were originally debited.

(S)	The subscriber hereby represents that to the best of its knowledge, the money used to subscribe for the Units is not derived from any criminal enterprise or activity.

(T)
The subscriber hereby represents that neither the subscriber, nor any owner holding 10% or more of the subscriber’s equity, nor any senior management official of the subscriber (director or executive officer or similar official), nor any affiliate of the subscriber, is included on either of the following lists or is a senior political figure or an immediate family member or close associate of a senior political figure1:

(1)
the Office of Foreign Assets Control list of foreign nations, organizations and individuals subject to economic and trade sanctions, based on U.S. foreign policy and national security goals (please see http://www.treasury.gov/offices/enforcement/ofac); or

(2)
Executive Order 13224, which sets forth a list of individuals and groups with whom U.S. persons are prohibited from doing business because such persons have been identified as terrorists or persons who support terrorism (please see http://www.treasury.gov/offices/enforcement/ofac/programs/terror/terror.pdf).

(U)
The subscriber hereby agrees that the trading advisor is authorized and instructed to accept and execute any instructions (including but not limited to any instructions regarding subscriptions or withdrawals or any payments in relation to the same or otherwise) in respect of the subscriber’s Units given by the subscriber in written form, by facsimile or by telephone. If the instructions are given by the subscriber by facsimile or by telephone, the subscriber undertakes to confirm them in writing. The subscriber understands that the trading advisor may rely conclusively upon, and shall incur no liability in respect of, any action taken upon any notice, consent, request, instruction or other instrument believed in good faith to be genuine or to be signed by properly authorized persons.

(V)
All information which the subscriber has provided to the Trust concerning the subscriber, the subscriber’s status, financial position, and knowledge and experience of financial, tax, and business matters or the knowledge and experience of financial, tax, and business matters of the person making the investment decision on behalf of the subscriber, is correct and complete as of the date set forth herein.

(W)
Prior to receiving notice of the trading advisor’s acceptance of any subscription, the subscriber will notify the trading advisor immediately in writing of any material change in any information furnished in the subscriber’s Subscription Agreement.

(X)
After receiving notice of the trading advisor’s acceptance of any subscription, the subscriber will immediately advise the trading advisor in writing of any material change in the information furnished in the subscriber’s Subscription Agreement, and the subscriber will provide at any time any additional information the trading advisor may reasonably request concerning the information furnished in the subscriber’s Subscription Agreement.

(Y)
The subscriber does hereby irrevocably constitutes and appoints the trading advisor, and its successors and assigns, as the subscriber's true and lawful representative and attorney-in-fact, with full power of substitution, in the subscriber's name, place and stead, to:  (i) file, prosecute, defend, settle or compromise litigation, claims or arbitrations on behalf of the Trust; (ii) make, execute, sign, acknowledge, swear to, deliver, record and file any documents or instruments, which may be considered necessary or desirable by the trading advisor to carry out fully the provisions of the Trust Agreement and/or this Subscription Agreement, as applicable; and (iii) to perform all other acts contemplated by the Trust Agreement or as are necessary or convenient to the operation of the Trust. This power of attorney shall be deemed to be coupled with an interest and shall be irrevocable and survive and not be affected by the subscriber's subsequent death, incapacity,  incompetence,  disability,  termination, bankruptcy, insolvency, or dissolution; provided, however, that such power of attorney will terminate when a transferee of Units has been approved by the managing operator for admission to the Trust as a substitute Unitholder, or upon the withdrawal of a Unitholder pursuant to a periodic repurchase offer or otherwise.

(Z)	The subscriber represents and warrants that the subscriber is not using the assets of an insurance company general account to purchase the Units.

1 A “senior political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior political figure” includes any corporation, business, or other entity that has been formed by, or for the benefit of, a senior foreign political figure. “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws. A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

2.      SUBSCRIBERS SUBJECT TO ERISA OR SECTION 4975 OF THE CODE

(A)
 Benefit Plan Investors.  The Memorandum states that the managing operator may limit investment by “benefit plan investors” to less than 25% of the total capital of each class of equity interests of the Trust (not including investments by the managing operator, certain other persons and their affiliates). To help the managing operator determine whether investment by the subscriber is included in the 25% limitation, the subscriber has accurately answered the applicable questions regarding its status as a benefit plan investor on the Execution Page for Subscription by an Entity. The subscriber, if not a benefit plan investor, as described below, on the date this Subscription Agreement is signed, agrees to notify the managing operator immediately if the subscriber becomes a benefit plan investor. The term “benefit plan investor” refers to (i) any “employee benefit plan,” as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to the fiduciary responsibility provisions of ERISA, (ii) any plan as defined in, and subject to, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) any entity (“Plan Assets Entity”) deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any such employee benefit plan or plan due to investments made in such entity by already described benefit plan investors. Benefit plan investors include, but are not limited to, corporate pension and profit sharing plans, “simplified employee pension plans,” Keogh plans for self-employed individuals (including partners), individual retirement accounts, medical benefit plans, life insurance plans, church plans, bank commingled trust funds for such plans and accounts, insurance company separate accounts for such plans and accounts, and, under certain circumstances, all or a portion of the general account of an insurance company.

(B)
ERISA Accounts.   If the subscriber is, or is acting on behalf of, an “employee benefit plan” as defined in and subject to ERISA, or a “plan” as defined in, and subject to, Section 4975 of the Code (a “Plan”), or a Plan Assets Entity (in which case, the following representations and warranties are made with respect to each Plan holding an investment in such Plan assets Entity) the individual signing this Subscription Agreement on behalf of the subscriber, hereby further represents and warrants as, or on behalf of, the fiduciary of the Plan responsible for purchasing Units (the “Plan Fiduciary”) that: (a) the Plan Fiduciary has considered an investment in the Trust in light of the risks relating thereto; (b) the Plan Fiduciary has determined that, in view of such considerations, an investment in the Trust is consistent with the Plan Fiduciary's responsibilities under ERISA; (c) the Plan's investment in the Trust does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan or any trust agreement thereunder; (d) the Plan's investment in the Trust has been duly authorized and approved by all necessary parties; (e) none of the managing operator, U.S. Bank Trust National Association (the “Trustee”), UBS Securities LLC, Royal Bank of Scotland (“RBS”), Wilmington Trust Investment Management LLC, The Northern Trust Company, PNC Financial Services Group, Inc., any selling agent, any of their respective affiliates or any of their respective agents or employees:  (i) has investment discretion with respect to the investment of assets of the Plan used to purchase the Units; (ii) has authority or responsibility to or regularly gives investment advice with respect to the assets of the Plan used to purchase the Units for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decision with respect to the Plan and that such advice will be based on the particular investment needs of the Plan; or (iii) is an employer maintaining or contributing to the Plan; (f) the Plan Fiduciary (i) is authorized to make, and is responsible for, the decision to invest in the Trust, including the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that plan investments be diversified so as to minimize the risks of large losses, (ii) is independent of the managing operator, the Trustee, UBS Securities LLC, RBS, Wilmington Trust Investment Management LLC, The Northern Trust Company, PNC Financial Services Group, Inc., each selling agent and each of their respective affiliates, and (iii) is qualified to make such investment decision; and (g) taking into account the following factors, and all other factors relating to the Trust, the subscriber has concluded that investment in the Trust constitutes an appropriate part of the Plan’s overall investment program: (i) there is a substantial risk of a complete loss of the Plan’s investment; (ii) an investment in the Trust will be illiquid, except for certain redemption rights; (iii) the Trust may permit the aggregate investments by benefit plan investors to be twenty-five percent (25%) or more of any class of equity interest of the Trust, in which case the assets of the Trust will for purposes of ERISA and Section 4975 of the Code be deemed assets of the Plans on whose behalf investments in the Trust are made; and (iv) funds invested in the Trust will not be readily available for the payment of employee benefits under the Plan. The subscriber further represents and warrants that (a) the trustee of the Plan will hold the Plan’s Units in trust, unless not required by ERISA; (b) the Plan fiduciary consents to the payment of fees to the managing operator and has determined that the arrangement for services by, and the fees to be paid to, the managing operator are reasonable and the services to be performed by the managing operator are appropriate and helpful to the Plan, all within the meaning of Section 408(b)(2) of ERISA and Section 4975(d)(2) of the Code, and the Plan Fiduciary has received the disclosures required by the applicable regulations promulgated under Section 408(b)(2) of ERISA; and (c) the subscriber consents on behalf of the Plan to and has authorized the operation of the Trust as described in the Trust’s Confidential Private Offering Memorandum and Disclosure Document.  The subscriber will notify the managing operator, in writing, of (a) any termination, substantial contraction, merger or consolidation of the Plan, or transfer of its assets to any other plan; (b) any amendment to the Plan or any related instrument which materially affects the investments of the Plan or the authority of any fiduciary to authorize Plan investments; and (c) any alteration in the identity of any fiduciary including the subscriber, who has the authority to approve Plan investments. The subscriber will, at the request of the managing operator, furnish the managing operator with such information as the managing operator may reasonably require to establish that the purchase of the Units by the Plan and the transactions to be entered into by the Trust and the holding of any investment by the Trust do not violate any provision of ERISA or the Code, including without limitation, those provisions relating to “prohibited transactions” by “parties in interest” or “disqualified persons” as defined therein.

(C)
Disqualified Person Status - Plans Subject to Section 4975 of the Code.  If the subscriber is a Plan that is subject to Section 4975 of the Code, but is not subject to ERISA, the subscriber has determined, after investigating the Plan’s service providers, that RBS is not in any respect a “disqualified person” (as such term is defined in Section 4975(e)(2) of the Code) with respect to the Plan. The subscriber agrees and covenants that RBS will not while the Plan holds Units become a disqualified person with respect to the Plan.

3.      GENERAL TERMS

(A)
The subscriber acknowledges that (1) under the Advisory Agreement, the managing operator, acting as the trading advisor, will not be liable to the Trust, or any of its or their successors or assigns, except that the trading advisor shall be liable to the Trust for losses, damages, costs, and expenses sustained by the Trust, or any of its successors or assigns as a result of (i) acts or omissions of the managing operator with respect to the Trust which constitute negligence or misconduct; (ii) a material breach by the managing operator of the Advisory Agreement; and (iii) a misleading or untrue statement of a material fact or omission to state a material fact relating to or concerning the managing operator in its capacity as trading advisor contained in the Memorandum, and (2) under the Trust Agreement, the managing operator will not be liable, responsible or accountable in damages or otherwise to the Trust or to any Unitholders, their successors or assigns, except by reason of acts or omissions due to bad faith, misconduct, negligence, or for not having acted in good faith in the reasonable belief that his actions were in, or not opposed to, the best interest of the Trust.

(B)
The subscriber agrees to indemnify and hold harmless the Trust, the trading advisor, the managing operator and each other person, if any, who controls or is controlled by any thereof, within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon (1) any false representation or warranty or breach or failure by the subscriber to comply with any covenant or agreement made by the subscriber in this Subscription Agreement or in any other document furnished by the subscriber to any of the foregoing in connection with this transaction, (2) delay or failure by the subscriber to disclose any relevant details or provide the Trust or the trading advisor with all the information requested by any of them, or (3) any action for securities law violations instituted by the subscriber which is finally resolved by judgment against the subscriber. The subscriber also agrees to indemnify and hold harmless the Trust, the trading advisor and the managing operator against any loss of any nature whatsoever arising to any of them as a result of either of them acting upon facsimile or telephone instructions given by the subscriber.

(C)
In the event that any provision of this Subscription Agreement is held to be invalid or unenforceable in any jurisdiction, such provision shall be deemed modified to the minimum extent necessary so that such provision, as so modified, shall no longer be held to be invalid or unenforceable. Any such modification, invalidity or unenforceability shall be strictly limited both to such provision and to such jurisdiction, and in each case to no other. Furthermore, in the event of any such modification, invalidity or unenforceability, this Subscription Agreement shall be interpreted so as to achieve the intent expressed herein to the greatest extent possible in the jurisdiction in question and otherwise as set forth herein.

(D)	Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(1)
THIS SUBSCRIPTION AGREEMENT IS MADE PURSUANT TO AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW AND NOTWITHSTANDING THE PLACE WHERE THIS SUBSCRIPTION AGREEMENT IS EXECUTED OR THE LOCATION OF ANY OFFICE, VENTURE OR OPERATION OF THE TRUST, THE TRADING ADVISOR OR THE SUBSCRIBER. ANY ACTION OR PROCEEDING RELATING IN ANY RESPECT TO THIS SUBSCRIPTION AGREEMENT, THE OPERATION OF THE TRUST OR THE OFFERING OF THE UNITS MAY BE BROUGHT AND ENFORCED IN THE CHANCERY COURTS OF THE STATE OF DELAWARE OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR) IN THE COURTS OF THE UNITED STATES FOR THE DISTRICT OF DELAWARE, AND THE SUBSCRIBER AND THE TRUST IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH STATE AND FEDERAL COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. THE SUBSCRIBER AND THE TRUST IRREVOCABLY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO LAYING THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE CHANCERY COURTS OF THE STATE OF DELAWARE OR IN THE COURTS OF THE UNITED STATES FOR THE DISTRICT OF DELAWARE AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(2)
THE SUBSCRIBER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM AGAINST THE TRUST, THE TRADING ADVISOR OR ANY AFFILIATE IN ANY RESPECT TO THIS SUBSCRIPTION AGREEMENT, THE OPERATION OF THE TRUST OR THE OFFERING OF THE UNITS.

4.      ADDITIONAL INFORMATION AND SUBSEQUENT CHANGES IN THE FOREGOING REPRESENTATIONS

The trading advisor may request from the subscriber such additional information as it may deem necessary to evaluate the eligibility of the subscriber to acquire the Units, and may request from time to time such information as it may deem necessary to determine the eligibility of the subscriber to hold the Units or enable the Trust to determine its compliance with applicable regulatory requirements or tax status, and the subscriber shall provide such information as may be reasonably requested.

Each person acquiring Units must satisfy the foregoing both at the time of subscription and at all times thereafter, until such person ceases to be a Unitholder. Accordingly, the subscriber agrees to notify the Trust promptly if there is any change with respect to any of the foregoing information or representations and to provide the trading advisor with such further information as the trading advisor may reasonably require.

5.      STATE SECURITIES LAW LEGEND

Prospective investors from the following state should note the required legend below.

FOR GEORGIA RESIDENTS ONLY

THE UNITS WILL BE SOLD IN RELIANCE ON THE EXEMPTION FROM SECURITIES REGISTRATION CONTAINED IN PARAGRAPH 13 OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT FROM SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

6.      SUBSCRIBER ELIGIBILITY

THE SUBSCRIBER WILL BE REQUIRED TO REPRESENT ON THE SUBSCRIPTION AGREEMENT SIGNATURE PAGES THAT THE SUBSCRIBER QUALIFIES AS AN “ACCREDITED INVESTOR.”

(A)   Accredited Investor Status

Only individuals and entities that can certify that they are Accredited Investors under one or more of the paragraphs below are eligible to invest in the Trust.

(1)   Individual Investors:

The subscriber is an Accredited Investor because the subscriber has a net worth (or joint net worth together with the subscriber’s spouse) in excess of $1,000,000, excluding the value of personal residence1, and the subscriber has no reason to believe that the subscriber’s net worth will not remain in excess of $1,000,000 for the foreseeable future.

OR
The subscriber is an Accredited Investor because the subscriber has had an individual annual adjusted gross income during the last two full calendar years in excess of $200,000 (or joint income together with the subscriber’s spouse in excess of $300,000) and reasonably expects to have an annual income in excess of $200,000 (or joint income together with the subscriber’s spouse in excess of $300,000) during the current calendar year and has no reason to believe that the subscriber’s income will not remain in excess of $200,000 (or joint income in excess of $300,000) for the foreseeable future.

(2)   Trusts:

The subscriber is an Accredited Investor because it is a trust (including an insurance company separate account or bank collective trust, but not a revocable trust), has total assets in excess of $5,000,000, was not formed for the specific purpose of investing in the Trust, and its purchase is directed by a sophisticated person as defined in Securities and Exchange Commission (“SEC”) Regulation D.

OR

The subscriber is an Accredited Investor because it is a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are Accredited Investors.

(3)	Employee Benefit Plans (Including Keogh Plans):

The subscriber is an Accredited 2Investor because it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the decision to invest in the Trust was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company, or registered investment adviser.

OR

The subscriber is an Accredited Investor because it is an employee benefit plan within the meaning of ERISA and has total assets in excess of $5,000,000.

OR

The subscriber is an Accredited Investor because it is a self-directed plan and all of its participants investing in the Trust through the plan are Accredited Investors.

(4)   Individual Retirement Accounts:

The subscriber is an Accredited Investor because the beneficiary thereof is an Accredited Investor.

(5)   Others:

The subscriber is an Accredited Investor because it is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of investing in the Trust, which has total assets in excess of $5,000,000.

OR

The subscriber is an Accredited Investor because it is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a State or its political subdivisions for the benefit of its employees and has total assets in excess of $5,000,000.

OR

The subscriber is an Accredited Investor because it is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

OR

The subscriber is an Accredited Investor because it is an investment company registered under the Investment Company Act of 1940 (the “Company Act”) or a business development company as defined in Section 2(a)(48) thereof that was not formed for the specific purpose of investing in the Trust.

OR

The subscriber is an Accredited Investor because it is a bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, acting for its own account or for the account of an Accredited Investor.

OR

The subscriber is an Accredited Investor because it is an insurance company as defined in Section 2(13) of the 1933 Act, acting for its own account or for the account of an Accredited Investor.

OR

The subscriber is an Accredited Investor because it is an entity which all of the Unit owners and participants (i.e., all partners (including limited partners) of a partnership, Unitholders of a corporation, and the grantor of a grantor trust, but not the beneficiaries of a true trust) are Accredited Investors.

1 For purposes of determining the value of the primary residence to be excluded from net worth, the subscriber should exclude any net equity in his or her primary residence (i.e., the amount by which the current market value of the residence exceeds the current outstanding balance of any mortgage or other indebtedness secured by the residence). If the current outstanding balance of any such mortgage or other indebtedness exceeds the current market value of the residence, the amount of any such excess shall cause a reduction in the investor’s net worth to the extent that such mortgage or other indebtedness gives the lender recourse to the assets of the investor other than the residence securing the mortgage or other indebtedness.

CAMPBELL FUND TRUST
SUBSCRIPTION AGREEMENT SIGNATURE PAGES

2850 Quarry Lake Drive • Attn: Fund Administration • Baltimore, MD • 21209
Telephone: (800) 698-7235 • (410) 413-2600
(For New Subscriptions Only)
I.      SUBSCRIBER INFORMATION (Please Print Legibly):

All sections must be completed and signed properly. All fields which must be acknowledged by the subscriber and/or the Financial Advisor.

1.	Account Title:		2.	Brokerage/Custodial Account No.:
3.	Taxpayer ID or Social Security No.:		4.	Citizen of or organized under the laws of:
5.	Primary Address:
	(No P.O. Boxes)	Street	City	State	Zip Code
6.	Mailing Address:
	(If different from Primary)	Street	City	State	Zip Code
7.	Source of funds or wealth:		8.	Email Address:
9.	Telephone Number:		10.	Investor/Authorized Signer Date of Birth:

II.      FORM OF OWNERSHIP (Check only one from the list below):

ÿ Individual1 ÿ UGMA/UTMA3 ÿ Corporation or Limited Liability Company2 ÿ Partnership2 ÿ Estate2	Joint Accounts1 ÿ Tenants by/in Entirety ÿ Tenants in Common ÿ Joint Tenancy with Rights of Survivorship ÿ Community Property	Trust Accounts2 or 3 ÿ Revocable or Grantor ÿ Other than Revocable or Grantor
IRA Accounts3 ÿ Traditional ÿ Rollover ÿ Roth	Pension/Profit Sharing Plans ÿ SEP3 ÿ 401(k) 2 ÿ DBP/DCP2 ÿ Simple IRA3	1 Primary Owner’s Social Security Number is required. 2 EIN/TIN is required. 3 Beneficial Owner’s Social Security Number and the Custodian’s TIN are required.

III.SUBSCRIPTION AMOUNT:

The aforementioned subscriber hereby subscribes for $_____________________ of Units ($25,000 minimum initial investment, unless the Managing Operator elects to accept lesser amounts; and $2,500 for additional investments) upon the terms and conditions specified herein and in the Confidential Private Offering Memorandum, as amended (“Memorandum”) and the Trust Agreement (Appendix A to the Memorandum), which are incorporated herein by reference. It is understood that this subscription is subject to acceptance by the Managing Operator. In the event that the subscriber’s subscription is not accepted, the subscriber’s subscription payment shall be returned promptly to the subscriber, and this Subscription Agreement shall be terminated for all purposes. Subscription funds received and accepted by the Trust will be held in a separate bank account and will be released to the Trust for futures, forward and option trading at a closing each month. Confirmation of acceptance will be sent to the subscriber evidencing their beneficial interest in Campbell Trust.

IV.RELATED ACCOUNT:

ÿ Check here if this account is related to an existing account. Unitholder #:                                                                                                                                                   .

V.BENEFIT PLAN INVESTOR STATUS:

Subscriber agrees to immediately notify the Managing Operator upon any change to the following representations.

Is the subscriber a benefit plan investor, (defined in Section 2(A) of the Subscription Agreement), which includes but is not limited to individual retirement accounts (IRAs), corporate pension and profit-sharing plans, simplified employee pension plans, Keogh plans for self-employed individuals (including partners) and medical benefits plans?     ÿ    Yes      ÿ     No

VI.  SUBSCRIBER ELIGIBILITY:

Only subscribers that can certify that they are “Accredited Investors” are eligible to invest in the Trust. I have read the definition of “Accredited Investor” set forth on page APPB-8 in Section 6(A) of the Subscription Agreement and certify that I satisfy one or more of the requirements set forth in Section 6(A).
Initial

VII.   SUITABILITY AND NATURE OF INVESTMENT:

The subscriber understands that an investment in the Trust is speculative, illiquid, and long-term, and does not constitute a complete investment program. The subscriber confirms that the subscriber has (either alone or with the subscriber’s financial advisors, if any) sufficient knowledge and expertise to be able to evaluate the merits and risks of investing in the Trust. The subscriber has considered the speculative and illiquid nature of an investment in the Trust within the context of the subscriber’s total portfolio, understands that Units of the Trust are only suitable for the risk segment of the subscriber’s overall portfolio, and is willing and able to bear the various risks of such an investment, including the risk of total loss.
Initial

VIII.   SUBSCRIBER(S) MUST SIGN AND DATE:

If and when accepted on behalf of the Trust by the Managing Operator, this Subscription Agreement shall constitute a binding subscription for Units. By signing below, the subscriber acknowledges, represents and agrees that it has received, carefully read and will be bound by this Subscription Agreement, the Memorandum and the Trust Agreement. The subscriber has read the Representations and Warranties set forth in Sections 1(A) – (Z) (for all subscribers) and Section 2 (if the subscriber is subject to ERISA) of the Subscription Agreement (see Appendix B) and hereby certifies that each of them is true.

Print Name of Investor/Authorized Signor (Add title if investor is an Entity)	Signature of Investor/Authorized Signor Date

Print Name of Investor/Authorized Signor (Add title if investor is an Entity)	Signature of Investor/Authorized Signor Date

Print Name of Investor/Authorized Signor (Add title if investor is an Entity)	Signature of Investor/Authorized Signor Date

I have checked the following box if I am subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code:  ð.
Under penalties of perjury, by signature above I hereby certify that the Social Security Number or Taxpayer ID Number in Section I is my true, correct and complete Social Security Number or Taxpayer ID Number and that the information given in the immediately preceding sentence is true, correct and complete.

IX. FINANCIAL ADVISOR AND BRANCH INFORMATION (Please Print Legibly):

This section must be completed before the subscription can be processed.

We hereby certify that the subscriber is known to and is a client of the Financial Advisor (“FA”), and that the FA has had substantial discussions with the subscriber regarding the subscriber’s investment objectives. We confirm that the FA has a reasonable basis for believing:  (1) that all of the representations made by the subscriber in this Subscription Agreement, including the legal authority to enter into the Subscription Agreement, are true and correct, and (2) based on information obtained from the subscriber concerning the subscriber’s investment objectives, other investments, financial situation and needs, and any other information known to the FA, that an investment in the Trust is suitable for the subscriber.

We confirm that the subscriber is aware of the financial terms, tax consequences, liquidity, and other risks of an investment in the Trust, as set forth in the Memorandum. Please print legibly.

1.	Financial Advisor Name:	2.	Firm Name:
3.	Financial Advisor # (ID):	4.	Branch Address:
5.	Email Address:
6.	Phone Number:

Financial Advisor Signature (Required)	*Office Manager/Principal Signature (If Required by Selling Firm)

X.    CUSTODIAN/CLEARING FIRM INFORMATION (if applicable) / (Please Print Legibly):

1.	Name of Custodian:
2.	Custodian's Mailing Address:
3.	Custodian's Tax ID Number:
4.	Custodian Signature*:

* If the Branch Office Manager/Principal of the Financial Advisor is authorized to sign as the Custodian, another signature is not required here.

Custodian Medallion Signature Guarantee

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